                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 2)


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported): February 10, 2005 (January 27,
2004)


                       INTERMAGNETICS GENERAL CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                      001-11344                 14-1537454
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


Old Niskayuna Road, P.O. Box 461,
Latham, New York                                                 12110-0461
-------------------------------------------------                ----------
         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     This Amendment No. 2 (the "Amendment") amends and supplements the Form 8-K (the "Form 8-K") filed on February 10, 2004 and the 8-K/A Amendment No. 1 filed on April 12, 2004 by Intermagnetics General Corporation, a Delaware corporation ("Intermagnetics"), in connection with the completion by Intermagnetics of the cash tender offer for Invivo Corporation ("Invivo") and the subsequent merger of Invivo into Invivo Acquisition Corporation f/k/a Magic Subsidiary Corporation, a wholly owned subsidiary of Intermagnetics formed solely for the purpose of acquiring Invivo shares. By this Amendment, Intermagnetics is filing the unaudited condensed consolidated financial statements and the related footnotes of Invivo Corp as of and for the six months ended December 31, 2003 as required by Item 9.01(a) which were omitted from the 8-K/A filed with the Securities and Exchange Commission on April 12, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Intermagnetics incorporates by reference (i) the unaudited consolidated financial statements of Invivo for the six months ended December 31, 2002, including the notes therein, contained in the section entitled "Financial Information" of the Form 10-Q filed by Invivo on February 14, 2003 and (ii) the audited consolidated financial statements for the year ended June 30, 2003, including the auditor's report and notes included therein, contained in the section entitled "Financial Statements and Supplementary Data" of the Form 10-K/A filed by Invivo on November 10, 2003. The unaudited consolidated financial statements and related footnotes of Invivo as of and for the six months ended December 31, 2003 are included as Exhibit 99.1 hereto.

      (b) Intermagnetics incorporates by reference the Unaudited Pro Forma Consolidated Income Statement of Intermagnetics, MRID and Invivo for the fiscal year ended May 30, 2004 which is contained as Exhibit 99.2 on Form 8-K/A Amendment No.2 as filed by Intermagnetics General Corporation with the Securities and Exchange Commission on February 9, 2005.

      (c) Exhibits

--------------------------------------------------------------------------------
Exhibit No.    Description

--------------------------------------------------------------------------------
23.1           Consent of KPMG, LLP
--------------------------------------------------------------------------------
99.1           Unaudited Condensed Consolidated Financial Statements and related footnotes of Invivo Corp as of and for the six months ended
               December 31, 2003.

--------------------------------------------------------------------------------

99.2* Unaudited consolidated financial statements of Invivo Corp. for the six months ended December 31, 2002 including the notes therein.

--------------------------------------------------------------------------------

99.3**         Audited consolidated financial statements for the year ended June
               30, 2003, including the auditor's report and notes included therein.

--------------------------------------------------------------------------------

99.4***        Unaudited Pro Forma Consolidated Income Statement of
               Intermagnetics, MRID and Invivo for the fiscal year ended May 30,
               2004

--------------------------------------------------------------------------------

         * - Exhibit incorporated herein by reference contained in the section entitled "Financial Information" of the Form 10-Q filed by Invivo Corp. on February 14, 2003

         ** - Exhibit incorporated herein by reference in the section entitled "Financial Statements and Supplementary Data" of the Form 10-K/A filed by Invivo on November 10, 2003

         *** - Exhibit incorporated herein by reference as Exhibit 99.2 on Form 8-K/A Amendment No.2 as filed by Intermagnetics General Corporation with the Securities and Exchange Commission on February 9, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INTERMAGNETICS GENERAL CORPORATION



Date: February 10, 2005                     By: /s/ Michael K. Burke
                                                -----------------------
                                                Michael K. Burke
                                                Executive Vice President
                                                and Chief Financial Officer